Certification
                Pursuant to 906 of the Sarbanes-Oxley Act of 2002
                   (Subsections (a) and (b) of Section 1350,
                  Chapter 63 of Title 18, United States Code)


Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Henry Schein, Inc., a Delaware corporation (the "Company"), does hereby certify, to the best of such officer's knowledge and belief that:

(1) The Quarterly Report of the Company on Form 10-Q for the quarter ended September 28, 2002 (the "Form 10-Q") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


     Dated:  November 12, 2002    /s/ Stanley M. Bergman
                                  -------------------------------------
                                  Stanley M. Bergman
                                  Chairman, Chief Executive Officer,
                                  President and Director




     Dated:  November 12, 2002    /s/ Steven Paladino
                                  -------------------------------------
                                  Steven Paladino
                                  Executive Vice President,
                                  Chief Financial Officer and Director